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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 26, 1999, relating to the Financial Statements, which appears in the Form 10-K of Evolving Systems, Inc. for the year ended December 31, 1998.

_______________________________________________
PRICEWATERHOUSECOOPERS LLP

Broomfield, Colorado
July 7, 1999